Exhibit 99.1

Praxair Reports Third-Quarter 2018 Results

Financial Highlights

•	Sales $3.0 billion, up 3% above prior-year quarter, includes -4% FX headwind

•	Operating profit $0.7 billion, 6% above prior-year quarter, adjusted operating profit 8% higher

•	EPS $1.58, up 9% versus prior-year quarter, adjusted EPS $1.69, 13% above prior-year quarter

•	Strong operating cash flow of $0.9 billion, 29% of sales

•	Return on Capital 11.3%, Adjusted Return on Capital 14.1%

•	Backlog $2.2 billion, up $0.5 billion sequentially

- Won four new onsite projects, three in the U.S.

The third quarter earnings presentation can be found at: www.praxair.com/investor-relations.

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>> About Praxair

Praxair, Inc., a wholly-owned subsidiary of Linde plc, is a leading industrial gas company in North and South America and one of the largest worldwide. With market capitalization of approximately $40 billion and 2017 sales of $11 billion, the company employs over 26,000 people globally and has been named to the Dow Jones® World Sustainability Index for 16 consecutive years. Praxair produces, sells and distributes atmospheric, process and specialty gases, and high-performance surface coatings. Our products, services and technologies are making our planet more productive by bringing efficiency and environmental benefits to a wide variety of industries, including aerospace, chemicals, food and beverage, electronics, energy, healthcare, manufacturing, primary metals and many others. For more information about the company, please visit our website at www.praxair.com.

This document is only controlled while on the Praxair, Inc. website and a copy of this controlled version is available for download. Praxair cannot assure the integrity or accuracy of any version of this document after it has been downloaded or removed from our website.

PRAXAIR, INC. AND SUBSIDIARIES

SUMMARY NON-GAAP RECONCILIATIONS

(UNAUDITED)

The following adjusted amounts are Non-GAAP measures and are intended to supplement investors’ understanding of the company’s financial statements by providing measures which investors, financial analysts and management use to help evaluate the company’s operating performance. Items which the company does not believe to be indicative of on-going business trends are excluded from these calculations so that investors can better evaluate and analyze historical and future business trends on a consistent basis. Definitions of these Non-GAAP measures may not be comparable to similar definitions used by other companies and are not a substitute for similar GAAP measures. See the Non-GAAP reconciliations starting on page 8 for additional details relating to the Non-GAAP adjustments.

(Millions of dollars, except per share amounts)

	Sales		Operating Profit		Net Income - Praxair, Inc.		Diluted EPS
	2018	2017	2018	2017 (d)	2018	2017	2018	2017
Quarter Ended September 30
Reported GAAP Amounts	$3,024	$2,922	$669	$632	$461	$419	$1.58	$1.45
Transaction costs (a)	—	—	21	14	19	13	0.07	0.05
Argentina currency devaluation (b)	—	—	10	—	10	—	0.03	—
Pension settlement charges (c)	—	—	—	—	3	1	0.01	—

Total adjustments	—	—	31	14	32	14	0.11	0.05

Adjusted amounts	$3,024	$2,922	$700	$646	$493	$433	$1.69	$1.50

Year To Date September 30
Reported GAAP Amounts	$9,084	$8,484	$2,011	$1,805	$1,403	$1,214	$4.82	$4.21
Transaction costs (a)	—	—	64	35	58	34	0.20	0.12
Argentina currency devaluation (b)	—	—	10	—	10	—	0.03	—
Pension settlement charges (c)	—	—	—	—	3	1	0.01	—

Total adjustments	—	—	74	35	71	35	0.24	0.12

Adjusted amounts	$9,084	$8,484	$2,085	$1,840	$1,474	$1,249	$5.06	$4.33

(a)	Charges primarily for transaction costs related to the Linde merger which closed on October 31, 2018.
(b)

Effective July 1, 2018, Argentina was deemed a highly inflationary economy. As a result, the third quarter of 2018 includes after-tax charges of $10 million ($0.03 per diluted share) associated with the transition to hyper-inflationary accounting for Argentina.

(c)

Pension settlement charges were recorded in the third quarter of 2018 related to lump sum benefit payments made from the U.S. supplemental pension plan and in the third quarter of 2017 related to lump sum benefit payments made from an international pension plan.

(d)

During the first quarter 2018, Praxair adopted accounting guidance on the presentation of net periodic pension and postretirement benefit costs which requires non-service related costs be presented outside of operating profit. As a result, non-service related pension and postretirement benefit costs are now presented in the consolidated statements of income in “Net pension and OPEB cost (benefit), excluding service cost.” Prior period information, including segment operating profit, has been reclassified to conform with current year presentation. The adoption of this guidance did not impact “Net Income - Praxair, Inc.”

PRAXAIR, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Millions of dollars, except per share data)

(UNAUDITED)

	Quarter Ended September 30,		Year to Date September 30,
	2018	2017	2018	2017
SALES	$3,024	$2,922	$9,084	$8,484
Cost of sales	1,714	1,652	5,114	4,800
Selling, general and administrative	294	300	911	895
Depreciation and amortization	306	298	928	877
Research and development	23	23	71	69
Transaction costs and other charges	31	14	74	35
Other income (expense) - net	13	(3)	25	(3)

OPERATING PROFIT	669	632	2,011	1,805
Interest expense - net	40	41	130	120
Net pension and OPEB cost (benefit), excluding service cost	6	6	10	(7)

INCOME BEFORE INCOME TAXES AND EQUITY INVESTMENTS	623	585	1,871	1,692
Income taxes	156	162	462	468

INCOME BEFORE EQUITY INVESTMENTS	467	423	1,409	1,224
Income from equity investments	13	12	42	35

NET INCOME (INCLUDING NONCONTROLLING INTERESTS)	480	435	1,451	1,259
Less: noncontrolling interests	(19)	(16)	(48)	(45)

NET INCOME - PRAXAIR, INC.	$461	$419	$1,403	$1,214

PER SHARE DATA - PRAXAIR, INC. SHAREHOLDERS
Basic earnings per share	$1.60	$1.46	$4.87	$4.24
Diluted earnings per share	$1.58	$1.45	$4.82	$4.21
Cash dividends	$0.825	$0.7875	$2.475	$2.36
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic shares outstanding (000’s)	288,093	286,467	287,800	286,022
Diluted shares outstanding (000’s)	291,513	289,216	291,275	288,524

Note:     See page 2 for a reconciliation to adjusted amounts which are Non-GAAP.

PRAXAIR, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Millions of dollars)

(UNAUDITED)

	September 30, 2018	December 31, 2017
ASSETS
Cash and cash equivalents	$600	$617
Accounts receivable - net	1,852	1,804
Inventories	622	614
Prepaid and other current assets	231	250

TOTAL CURRENT ASSETS	3,305	3,285
Property, plant and equipment - net	11,725	12,057
Goodwill	3,201	3,233
Other intangibles - net	513	553
Other long-term assets	1,235	1,308

TOTAL ASSETS	$19,979	$20,436

LIABILITIES AND EQUITY
Accounts payable	$978	$972
Short-term debt	115	238
Current portion of long-term debt	1,582	979
Other current liabilities	1,185	1,118

TOTAL CURRENT LIABILITIES	3,860	3,307
Long-term debt	6,615	7,783
Other long-term liabilities	2,754	2,824

TOTAL LIABILITIES	13,229	13,914
REDEEMABLE NONCONTROLLING INTERESTS	15	11
PRAXAIR, INC. SHAREHOLDERS’ EQUITY:
Common stock	4	4
Additional paid-in capital	4,088	4,084
Retained earnings	13,913	13,224
Accumulated other comprehensive income (loss)	(4,656)	(4,098)
Less: Treasury stock, at cost	(7,117)	(7,196)

Total Praxair, Inc. Shareholders’ Equity	6,232	6,018
Noncontrolling interests	503	493

TOTAL EQUITY	6,735	6,511

TOTAL LIABILITIES AND EQUITY	$19,979	$20,436

PRAXAIR, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Millions of dollars)

(UNAUDITED)

	Quarter Ended September 30,		Year to Date September 30,
	2018	2017	2018	2017
OPERATIONS
Net income - Praxair, Inc.	$461	$419	$1,403	$1,214
Noncontrolling interests	19	16	48	45

Net income (including noncontrolling interests)	480	435	1,451	1,259
Adjustments to reconcile net income to net cash provided by operating activities:
Transaction costs and other charges, net of payments	20	10	35	27
Depreciation and amortization	306	298	928	877
Accounts Receivable	26	12	(121)	(83)
Inventory	(19)	(6)	(29)	(11)
Payables and accruals	107	35	101	11
Pension contributions	(7)	(8)	(17)	(14)
Deferred income taxes and other	(42)	18	1	139

Net cash provided by operating activities	871	794	2,349	2,205

INVESTING
Capital expenditures	(380)	(320)	(1,056)	(972)
Acquisitions, net of cash acquired	(6)	(16)	(6)	(18)
Divestitures and asset sales	8	5	77	22

Net cash used for investing activities	(378)	(331)	(985)	(968)

FINANCING
Debt increase (decrease) - net	(133)	(197)	(625)	(502)
Issuances of common stock	26	20	70	90
Purchases of common stock	(1)	—	(2)	(11)
Cash dividends - Praxair, Inc. shareholders	(238)	(225)	(712)	(675)
Noncontrolling interest transactions and other	(11)	(1)	(33)	(85)

Net cash provided by (used for) financing activities	(357)	(403)	(1,302)	(1,183)
Effect of exchange rate changes on cash and cash equivalents	(15)	12	(79)	29

Change in cash and cash equivalents	121	72	(17)	83
Cash and cash equivalents, beginning-of-period	479	535	617	524

Cash and cash equivalents, end-of-period	$600	$607	$600	$607

PRAXAIR, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Millions of dollars)

(UNAUDITED)

	Quarter Ended September 30,		Year to Date September 30,
	2018	2017	2018	2017
SALES
North America	$1,613	$1,518	$4,770	$4,481
Europe	425	407	1,297	1,146
South America	329	389	1,043	1,131
Asia	487	451	1,465	1,268
Surface Technologies	170	157	509	458

Consolidated sales	$3,024	$2,922	$9,084	$8,484

OPERATING PROFIT
North America	$420	$386	$1,258	$1,121
Europe	81	79	248	220
South America	57	66	167	178
Asia	110	88	321	243
Surface Technologies	32	27	91	78

Segment operating profit	$700	$646	$2,085	$1,840
Transaction costs and other charges	(31)	(14)	(74)	(35)

Total operating profit	$669	$632	$2,011	$1,805

PRAXAIR, INC. AND SUBSIDIARIES

QUARTERLY FINANCIAL SUMMARY

(Millions of dollars, except per share data)

(UNAUDITED)

	2018 (b)			2017 (c, d)
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
FROM THE INCOME STATEMENT
Sales	$3,024	$3,061	$2,999	$2,953	$2,922	$2,834	$2,728
Cost of sales	1,714	1,723	1,677	1,661	1,652	1,599	1,549
Selling, general and administrative	294	307	310	312	300	305	290
Depreciation and amortization	306	311	311	307	298	292	287
Research and development	23	24	24	24	23	23	23
Transaction costs and other charges	31	24	19	17	14	15	6
Other income (expense) - net	13	17	(5)	7	(3)	6	(6)

Operating profit	669	689	653	639	632	606	567
Interest expense - net	40	44	46	41	41	38	41
Net pension and OPEB cost (benefit), excluding service cost	6	2	2	3	6	2	(15)
Income taxes	156	158	148	558	162	157	149
Income from equity investments	13	14	15	12	12	11	12

Net income (including noncontrolling interests)	480	499	472	49	435	420	404
Less: noncontrolling interests	(19)	(19)	(10)	(16)	(16)	(14)	(15)

Net income - Praxair, Inc.	$461	$480	$462	$33	$419	$406	$389

PER SHARE DATA - PRAXAIR, INC. SHAREHOLDERS
Diluted earnings per share	$1.58	$1.65	$1.59	$0.11	$1.45	$1.41	$1.35
Cash dividends per share	$0.8250	$0.8250	$0.8250	$0.7875	$0.7875	$0.7875	$0.7875
Diluted weighted average shares outstanding (000’s)	291,513	290,908	290,809	290,456	289,216	288,535	287,384
ADJUSTED AMOUNTS (a)
Operating profit	$700	$713	$672	$656	$646	$621	$573
Operating margin	23.1%	23.3%	22.4%	22.2%	22.1%	21.9%	21.0%
Net Income	$493	$501	$480	$441	$433	$421	$395
Diluted earnings per share	$1.69	$1.72	$1.65	$1.52	$1.50	$1.46	$1.37
FROM THE BALANCE SHEET
Net debt (a)	$7,712	$7,979	$8,297	$8,383	$8,630	$8,832	$8,849
Capital (a)	$14,462	$14,521	$15,194	$14,905	$15,372	$15,102	$14,824
FROM THE STATEMENT OF CASH FLOWS
Cash flow from operations	$871	$790	$688	$836	$794	$701	$710
Cash flow provided by (used for) investing activities	(378)	(289)	(318)	(346)	(331)	(313)	(324)
Cash flow provided by (used for) financing activities	(357)	(516)	(429)	(473)	(403)	(384)	(396)
Capital expenditures	380	351	325	339	320	325	327
Acquisitions	6	—	—	15	16	1	1
Cash dividends	238	237	237	226	225	225	225
OTHER INFORMATION
After-tax return on capital (ROC) (a)	11.3%	10.5%	9.9%	9.5%	12.0%	11.5%	11.5%
Adjusted after-tax ROC (a)	14.1%	13.6%	13.0%	12.5%	12.3%	12.1%	12.0%
EBITDA (a)	$988	$1,014	$979	$958	$942	$909	$866
EBITDA margin (a)	32.7%	33.1%	32.6%	32.4%	32.2%	32.1%	31.7%
Adjusted EBITDA (a)	$1,019	$1,038	$998	$975	$956	$924	$872
Adjusted EBITDA margin (a)	33.7%	33.9%	33.3%	33.0%	32.7%	32.6%	32.0%
Number of employees	26,714	26,658	26,550	26,461	26,531	26,487	26,420
SEGMENT DATA
SALES
North America	$1,613	$1,594	$1,563	$1,542	$1,518	$1,505	$1,458
Europe	425	444	428	412	407	383	356
South America	329	349	365	370	389	373	369
Asia	487	502	476	470	451	422	395
Surface Technologies	170	172	167	159	157	151	150

Total sales	$3,024	$3,061	$2,999	$2,953	$2,922	$2,834	$2,728

OPERATING PROFIT
North America	$420	$432	$406	$396	$386	$378	$357
Europe	81	87	80	81	79	74	67
South America	57	56	54	61	66	64	48
Asia	110	107	104	90	88	80	75
Surface Technologies	32	31	28	28	27	25	26

Segment operating profit	700	713	672	656	646	621	573
Transaction costs and other charges	(31)	(24)	(19)	(17)	(14)	(15)	(6)

Total operating profit	$669	$689	$653	$639	$632	$606	$567

(a)	Non-GAAP measure, see Appendix.
(b)

2018 includes (i) after-tax charges of $19 million ($0.07 per diluted share) in the third quarter for transaction costs related to the Linde merger, (ii) a pension settlement charge of $4 million ($3 million after-tax or $0.01 per diluted share) in the third quarter, (iii) after-tax charges of $10 million ($0.03 per diluted share) in the third quarter related the transition to hyper-inflationary accounting in Argentina, (iv) after-tax charges of $21 million ($0.07 per diluted share) in the second quarter primarily for transaction costs related to the Linde merger, and (v) a charge of $18 million after-tax and noncontrolling interests ($0.06 per diluted share) in the first quarter primarily for transaction costs related to the Linde merger.

(c)

2017 includes (i) after-tax charges of $6 million ($0.02 per diluted share), $15 million ($0.05 per diluted share), $13 million ($0.05 per diluted share), and $14 million ($0.05 per diluted share) in the first, second, third, and fourth quarters, respectively for transaction costs related to the Linde merger, (ii) a pension settlement charge of $2 million ($1 million after-tax) in the third quarter related to lump sum benefit payments made from an international pension plan, and (iii) income tax charges, net of $394 million ($1.36 per diluted share) in the fourth quarter due to U.S. tax reform.

(d)

As a result of the adoption of new accounting guidance on the presentation of net periodic pension and postretirement benefit costs, prior period information has been reclassified to conform with current year presentation.

PRAXAIR, INC. AND SUBSIDIARIES

APPENDIX

NON-GAAP MEASURES

(Millions of dollars, except per share data)

(UNAUDITED)

The following Non-GAAP measures are intended to supplement investors’ understanding of the company’s financial information by providing measures which investors, financial analysts and management use to help evaluate the company’s financial leverage, return on capital and operating performance. Items which the company does not believe to be indicative of on-going business trends are excluded from these calculations so that investors can better evaluate and analyze historical and future business trends on a consistent basis. Definitions of these Non-GAAP measures may not be comparable to similar definitions used by other companies and are not a substitute for similar GAAP measures. Adjusted amounts exclude the impacts of the 2018 transaction costs and other charges, 2018 third quarter Argentina hyper-inflationary impact, 2018 third quarter pension settlement, 2017 transaction costs and other charges, 2017 third quarter pension settlement, 2017 fourth quarter U.S. tax reform, 2016 third quarter cost reduction program and pension settlement, and 2016 first quarter bond redemption.

Adjusted Amounts

	Year-to-date September 30,	Third Quarter	Second Quarter	First Quarter	Year	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Year	Third Quarter	First Quarter
	2018	2018	2018	2018	2017	2017	2017	2017	2017	2016	2016	2016
Adjusted Operating Profit and Operating Profit Margin
Reported operating profit	$2,011	$669	$689	$653	$2,444	$639	$632	$606	$567	$2,247	$505	$554
Add: Cost reduction program and other charges, net	—	—	—	—	—	—	—	—	—	96	96	—
Add: Argentina currency devaluation	10	10	—	—	—	—	—	—	—	—	—	—
Add: Transaction costs	64	21	24	19	52	17	14	15	6	—	—	—

Total adjustments	74	31	24	19	52	17	14	15	6	96	96	—

Adjusted operating profit	$2,085	$700	$713	$672	$2,496	$656	$646	$621	$573	$2,343	$601	$554

Reported percentage change	11%	6%
Adjusted percentage change	13%	8%
Reported sales	$9,084	$3,024	$3,061	$2,999	$11,437	$2,953	$2,922	$2,834	$2,728	$10,534	$2,716	$2,509
Adjusted operating profit margin	23.0%	23.1%	23.3%	22.4%	21.8%	22.2%	22.1%	21.9%	21.0%	22.2%	22.1%	22.1%
Adjusted Interest Expense - net
Reported interest expense - net	$130	$40	$44	$46	$161	$41	$41	$38	$41	$190	$43	$65
Less: Bond redemption	—	—	—	—	—	—	—	—	—	(16)	—	(16)

Adjusted interest expense - net	$130	$40	$44	$46	$161	$41	$41	$38	$41	$174	$43	$49

Adjusted Net Pension and OPEB cost (benefit), excluding service cost
Reported net pension and OPEB cost (benefit), excluding service cost	$10	$6	$2	$2	$(4)	$3	$6	$2	$(15)	9	8	—
Less: Pension settlement charge	(4)	(4)	—	—	(2)	—	(2)	—	—	(4)	(4)	—

Adjusted net Pension and OPEB cost (benefit), excluding service cost	$6	$2	$2	$2	$(6)	$3	$4	$2	$(15)	$5	$4	$—

Adjusted Income Taxes
Reported income taxes	$462	$156	$158	$148	$1,026	$558	$162	$157	$149	$551	$120	$133
Add: Cost reduction program and other charges, net	—	—	—	—	—	—	—	—	—	28	28	—
Add: Bond redemption	—	—	—	—	—	—	—	—	—	6	—	6
Add: Pension settlement charge	1	1	—	—	1	—	1	—	—	1	1	—
Add: Tax reform	—	—	—	—	(394)	(394)	—	—	—	—	—	—
Add: Transaction costs	7	2	3	2	4	3	1	—	—	—	—	—

Total adjustments	8	3	3	2	(389)	(391)	2	—	—	35	29	6

Adjusted income taxes	$470	$159	$161	$150	$637	$167	$164	$157	$149	$586	$149	$139

Adjusted Effective Tax Rate
Reported income before income taxes and equity investments	$1,871	$623	$643	$605	$2,287	$595	$585	$566	$541	$2,048	$454	$489
Add: Cost reduction program and other charges, net	—	—	—	—	—	—	—	—	—	96	96	—
Add: Bond redemption	—	—	—	—	—	—	—	—	—	16	—	16
Add: Pension settlement charge	4	4	—	—	2	—	2	—	—	4	4	—
Add: Argentina currency devaluation	10	10	—	—	—	—	—	—	—	—	—	—
Add: Transaction costs	64	21	24	19	52	17	14	15	6	—	—	—

Total adjustments	78	35	24	19	54	17	16	15	6	116	100	16

Adjusted income before income taxes and equity investments	$1,949	$658	$667	$624	$2,341	$612	$601	$581	$547	$2,164	$554	$505

Reported effective tax rate	24.7%	25.0%	24.6%	24.5%	44.9%	93.8%	27.7%	27.7%	27.5%	26.9%	26.4%	27.2%
Adjusted effective tax rate	24.1%	24.2%	24.1%	24.0%	27.2%	27.3%	27.3%	27.0%	27.2%	27.1%	26.9%	27.5%
Adjusted Noncontrolling Interests
Reported noncontrolling interests	$48	$19	$19	$10	$61	$16	$16	$14	$15	$38	$5	$10
Add: Cost reduction program and other charges, net	(1)	—	—	(1)	—	—	—	—	—	5	5	—

Total adjustments	(1)	—	—	(1)	—	—	—	—	—	5	5	—

Adjusted noncontrolling interests	$47	$19	$19	$9	$61	$16	$16	$14	$15	$43	$10	$10

Adjusted Net Income - Praxair, Inc.
Reported net income - Praxair, Inc.	$1,403	$461	$480	$462	$1,247	$33	$419	$406	$389	$1,500	$339	$356
Add: Cost reduction program and other charges, net	1	—	—	1	—	—	—	—	—	63	63	—
Add: Bond redemption	—	—	—	—	—	—	—	—	—	10	—	10
Add: Pension settlement charge	3	3	—	—	1	—	1	—	—	3	3	—
Add: Tax reform	—	—	—	—	394	394	—	—	—	—	—	—
Add: Argentina currency devaluation	10	10	—	—	—	—	—	—	—	—	—	—
Add: Transaction costs	57	19	21	17	48	14	13	15	6	—	—	—

Total adjustments	71	32	21	18	443	408	14	15	6	76	66	10

Adjusted net income - Praxair, Inc.	$1,474	$493	$501	$480	$1,690	$441	$433	$421	$395	$1,576	$405	$366

Reported percentage change	16%	10%
Adjusted percentage change	18%	14%
Adjusted Diluted EPS
Reported diluted EPS	$4.82	$1.58	$1.65	$1.59	$4.32	$0.11	$1.45	$1.41	$1.35	$5.21	$1.18	$1.24
Add: Cost reduction program and other charges, net	—	—	—	—	—	—	—	—	—	0.22	0.22	—
Add: Bond redemption	—	—	—	—	—	—	—	—	—	0.04	—	0.04
Add: Pension settlement charge	0.01	0.01	—	—	—	—	—	—	—	0.01	0.01	—
Add: Tax reform	—	—	—	—	1.36	1.36	—	—	—	—	—	—
Add: Argentina currency devaluation	0.03	0.03	—	—	—	—	—	—	—	—	—	—
Add: Transaction costs	0.20	0.07	0.07	0.06	0.17	0.05	0.05	0.05	0.02	—	—	—

Total adjustments	0.24	0.11	0.07	0.06	1.53	1.41	0.05	0.05	0.02	0.27	0.23	0.04

Adjusted diluted EPS	$5.06	$1.69	$1.72	$1.65	$5.85	$1.52	$1.50	$1.46	$1.37	$5.48	$1.41	$1.28

Reported percentage change	14%	9%
Adjusted percentage change	17%	13%

Page 8 of 8 (cont’d)

	2018			2017				2016
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1 (a)

Free Cash Flow (FCF) - Free cash flow is a measure used by investors, financial analysts and management to evaluate the ability of a company to pursue opportunities that enhance shareholder value. FCF equals cash flow from operations less capital expenditures.

Operating cash flow	$871	$790	$688	$836	$794	$701	$710	$726	$788	$706	$569
Less: capital expenditures	(380)	(351)	(325)	(339)	(320)	(325)	(327)	(409)	(376)	(357)	(323)

Free Cash Flow	$491	$439	$363	$497	$474	$376	$383	$317	$412	$349	$246

Net Debt, Capital and Debt-to-Capital Ratio - The debt-to-capital ratio is a measure used by investors, financial analysts and management to provide a measure of financial leverage and insights into how the company is financing its operations.

Debt	$8,312	$8,458	$8,842	$9,000	$9,237	$9,367	$9,368	$9,515	$9,842	$9,956	$9,404
Less: cash and cash equivalents	(600)	(479)	(545)	(617)	(607)	(535)	(519)	(524)	(627)	(567)	(221)

Net debt	7,712	7,979	8,297	8,383	8,630	8,832	8,849	8,991	9,215	9,389	9,183
Equity and redeemable noncontrolling interests:
Redeemable noncontrolling interests	15	14	13	11	11	10	10	11	11	12	119
Praxair, Inc. shareholders’ equity	6,232	6,027	6,368	6,018	6,256	5,807	5,529	5,021	5,245	5,140	4,888
Noncontrolling interests	503	501	516	493	475	453	436	420	393	407	417

Total equity and redeemable noncontrolling interests	6,750	6,542	6,897	6,522	6,742	6,270	5,975	5,452	5,649	5,559	5,424

Capital	$14,462	$14,521	$15,194	$14,905	$15,372	$15,102	$14,824	$14,443	$14,864	$14,948	$14,607
Debt-to-capital	53.3%	54.9%	54.6%	56.2%	56.1%	58.5%	59.7%	62.3%	62.0%	62.8%	62.9%

After-tax Return on Capital and Adjusted After-tax Return on Capital (ROC) - After-tax return on capital is a measure used by investors, financial analysts and management to evaluate the return on net assets employed in the business. ROC measures the after-tax operating profit that the company was able to generate with the investments made by all parties in the business (debt, noncontrolling interests and Praxair, Inc. shareholders’ equity).

Reported net income - Praxair, Inc.	$461	$480	$462	$33	$419	$406	$389	$406	$339	$399	$356
Add: noncontrolling interests	19	19	10	16	16	14	15	13	5	10	10
Add: interest expense - net	40	44	46	41	41	38	41	38	43	44	65
Less: tax benefit on interest expense - net *	(10)	(11)	(11)	(11)	(11)	(11)	(12)	(10)	(12)	(12)	(20)

Net operating profit after-tax (NOPAT)	$510	$532	$507	$79	$465	$447	$433	$447	$375	$441	$411
Pre-tax Adjustments:
Add: Cost reduction program and other charges, net	—	—	—	—	—	—	—	—	96	—	—
Add: Pension settlement charge	4	—	—	—	2	—	—	—	4	—	—
Add: Argentina currency devaluation	10	—	—	—	—	—	—	—	—	—	—
Add: Transaction costs	21	24	19	17	14	15	6	—	—	—	—
Less: income taxes on pre-tax adjustments	(3)	(3)	(2)	(3)	—	—	—	—	(29)	—	—
Add: Tax reform net income tax charge	—	—	—	394	—	—	—	—	—	—	—

Adjusted NOPAT	$542	$553	$524	$487	$481	$462	$439	$447	$446	$441	$411
4-quarter trailing NOPAT	$1,628	$1,583	$1,497	$1,424	$1,792	$1,702	$1,696	$1,674	$1,688	$1,751	$1,658
4-quarter trailing adjusted NOPAT	$2,106	$2,045	$1,953	$1,869	$1,829	$1,794	$1,773	$1,745	$1,759	$1,769	$1,789
Ending capital (see above)	$14,462	$14,521	$15,194	$14,905	$15,372	$15,102	$14,824	$14,443	$14,864	$14,948	$14,607
5-quarter average ending capital	$14,891	$15,019	$15,079	$14,929	$14,921	$14,836	$14,737	$14,570	$14,513	$14,480	$14,451
After-tax ROC (4-quarter trailing NOPAT / 5-quarter average capital)	11.3%	10.5%	9.9%	9.5%	12.0%	11.5%	11.5%	11.5%	11.6%	12.1%	11.5%
Adjusted after-tax ROC (4-quarter trailing adjusted NOPAT / 5-quarter average capital)	14.1%	13.6%	13.0%	12.5%	12.3%	12.1%	12.0%	12.0%	12.1%	12.2%	12.4%

* Tax benefit on interest expense - net is generally presented using the reported effective rate.

EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin - These measures are used by investors, financial analysts and management to assess a company’s profitability.

Reported net income - Praxair, Inc.	$461	$480	$462	$33	$419	$406	$389	$406	$339	$399	$356
Add: noncontrolling interests	19	19	10	$16	16	14	15	13	5	10	10
Add: interest expense - net	40	44	46	$41	41	38	41	38	43	44	65
Add: net pension and OPEB cost (benefit), excluding service cost	6	2	2	3	6	2	(15)	(1)	8	2	—
Add: income taxes	156	158	148	558	162	157	149	152	120	146	133
Add: depreciation and amortization	306	311	311	307	298	292	287	285	284	281	272

EBITDA	$988	$1,014	$979	$958	$942	$909	$866	$893	$799	$882	$836
Adjustments:
Add: Cost reduction program and other charges, net	—	—	—	—	—	—	—	—	96	—	—
Add: Argentina currency devaluation	10	—	—	—	—	—	—	—	—	—	—
Add: Transaction costs	21	24	19	17	14	15	6	—	—	—	—

Adjusted EBITDA	$1,019	$1,038	$998	$975	$956	$924	$872	$893	$895	$882	$836
Reported sales	3,024	3,061	2,999	2,953	2,922	2,834	2,728	2,644	2,716	2,665	2,509
EBITDA margin	32.7%	33.1%	32.6%	32.4%	32.2%	32.1%	31.7%	33.8%	29.4%	33.1%	33.3%
Adjusted EBITDA margin	33.7%	33.9%	33.3%	33.0%	32.7%	32.6%	32.0%	33.8%	33.0%	33.1%	33.3%

(a)

2016 first quarter operating cash flow was restated for the reclassification of $16 million cash payment related to the bond redemption from operating cash flow to financing cash flow on the statement of cash flow pursuant to new accounting guidance adopted in the first quarter of 2018 relating to the classification of certain cash receipts and payments.